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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

0-13063
(Commission File Number)

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	81-0422894 (IRS Employer Identification Number)
750 Lexington Avenue, New York, New York 10022 (Address of registrant's principal executive office)
(212) 754-2233 (Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.    Other Events.

        In a Current Report on Form 8-K filed on November 13, 2003 (the "November 13 Form 8-K"), Scientific Games Corporation ("Scientific Games" or the "Company") reported that, on November 6, 2003, it acquired IGT OnLine Entertainment Systems, Inc. ("OES") from International Game Technology. On November 24, 2003, the Company filed an amendment on Form 8-K/A to the November 13 Form 8-K to add certain financial statement and pro forma financial information disclosure.

        In this Current Report on Form 8-K, the Company has elected to file unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2003 for Scientific Games and the fiscal year ended September 27, 2003 for OES.

UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENT
OF SCIENTIFIC GAMES AND OES
(In Thousands)

        Set forth below is the unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2003 for Scientific Games Corporation ("Scientific Games" or the "Company") and for the fiscal year ended September 27, 2003 for Scientific Games Online Entertainment Systems, Inc. (formerly IGT OnLine Entertainment Systems, Inc., "OES").

        The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements and related notes thereto of Scientific Games included in its Form 10-K for the year ended December 31, 2003 and OES included in Scientific Games' Form 8-K filed February 2, 2004, respectively.

        The unaudited pro forma condensed combined statement of operations has been derived by application of pro forma adjustments to the combined historical statements of Scientific Games and OES, respectively, and give effect to the following (the "Transactions"):

  (i)
  The acquisition of OES by Scientific Games.

  (ii)
  The November 6, 2003 amendment and restatement of Scientific Games' senior credit facility (as amended and restated, the "2003 Facility") to, among other things, (a) increase the revolving credit facility by $25,000 to $75,000 and (b) enter into a $462,825 Term C Loan, of which $287,825 was used to repay in full the existing Term B Loan, $143,000 was used to pay the purchase price for the OES acquisition, and the balance is available for general corporate purposes. The effect of item (b) was an increase in term loan borrowings of $175,000 under the 2003 Facility, of which $1,728 is classified as current.

  (iii)
  The application of $144,900 of net proceeds of additional borrowing under the 2003 Facility to the financing of the OES acquisition and the payment of the associated fees and expenses.

        The summary unaudited pro forma condensed combined statement of operations gives effect to the Transactions as if each had occurred at the beginning of the periods presented (see Notes 1 and 3 to Unaudited Pro Forma Condensed Combined Statement of Operations). The Unaudited Pro Forma Condensed Combined Statement of Operations does not purport to represent what the Company's results of operations would have been if the Transactions listed above had actually occurred as of the dates indicated and is not intended to project the Company's results of operations for any future period.

UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENT
OF SCIENTIFIC GAMES AND OES
(In Thousands)

        The unaudited pro forma condensed combined statement of operations does not include adjustments to reflect cost savings that the Company expects to realize following the acquisition of OES. The unaudited pro forma condensed combined statement of operations does not purport to represent what the Company's results of operations would have been if these transactions had actually occurred as of the dates indicated and is not intended to project the Company's results of operations for any future period.

UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENT OF OPERATIONS
OF SCIENTIFIC GAMES AND OES
Twelve Months Ended December 31, 2003
(In Thousands, Except Per Share Amounts)

	Scientific Games Historical(1) Twelve Months Ended December 31, 2003	Less Scientific Games OES(2) Two Months Ended December 31, 2003	Adjusted Scientific Games Twelve Months Ended December 31, 2003	OES Historical(3) Twelve Months Ended September 27, 2003	Pro Forma Adjustments(4)		Pro Forma
Statement of Operations Data:
Operating revenues	$560,911	21,768	539,143	148,818	—		687,961
Operating expenses, exclusive of depreciation and amortization	323,812	11,240	312,572	95,044	—		407,616
Amortization of service contract software	5,312	—	5,312	—	—		5,312

Total gross profit	231,787	10,528	221,259	53,774	—		275,033
Selling, general and administrative expenses	80,074	3,875	76,199	23,070	—		99,269
Depreciation and amortization	42,373	2,344	40,029	7,755	—		47,784

Operating income	109,340	4,309	105,031	22,949	—		127,980
Interest expense	26,397	11	26,386	507	7,252	a	34,145
Early extinguishment of debt	293	—	293	—	—		293
Other expense	1,184	(7)	1,191	—	—		1,191

Income before income taxes	81,466	4,305	77,161	22,442	(7,252)		92,351
Income tax expense (benefit)	29,319	320	28,999	8,977	(2,611)	b	35,365

Net income	52,147	3,985	48,162	13,465	(4,641)		56,986
Convertible preferred stock paid-in- kind dividend	7,661	—	7,661	—	—		7,661

Net income available to common stockholders	$44,486	3,985	40,501	13,465	(4,641)		49,325

Basic and diluted net income per share:
Basic net income available to common stockholders	$0.74						0.82

Diluted net income available to common stockholders	$0.59						0.65

Weighted average number of shares used in per share calculations:
Basic shares	60,010						60,010

Diluted shares	88,143						88,143

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENTS OF OPERATIONS
OF SCIENTIFIC GAMES AND OES
Twelve Months Ended December 31, 2003
(In Thousands)

1.
The amounts in this column represent the consolidated results of operations of Scientific Games for the twelve months ended December 31, 2003 as reported in the historical consolidated financial statements of Scientific Games, adjusted as discussed below.

2.
The amounts in this column represent the OES portion of the consolidated results of operations of Scientific Games for the months of November and December 2003.

3.
The amounts in this column represent the combined results of operations of OES for the twelve months ended September 27, 2003 derived from the reported historical combined financial statements of OES. The amounts for OES represent the operations of IGT OnLine Entertainment Systems, Inc. and of the systems business of VLC, Inc., a subsidiary of International Game Technology. In January 2003, all assets and liabilities of the systems business of VLC, Inc. were transferred to IGT OnLine Entertainment Systems, Inc.

4.
The pro forma adjustments in this column reflect the following:

(a)
A net increase in interest expense attributable to an increase of $175,000 in borrowings under the 2003 Facility resulting from entering into a $462,825 Term C Loan, of which $287,825 was used to repay in full the existing Term B Loan, and the expense of the related financing costs, is as follows:

	Amount	Interest Rate	Year Ended December 31, 2003
Incremental Term Loan Financing:
Term C Loan	$462,825	4.458%	$20,633
		4.025%
Repayment of Term B Loan	(287,825)	5.208%	(14,990)
		4.775%
Expensed financing costs			898
Deferred financing costs	3,794
Amortization of deferred financing costs			711

Total new interest expense			$7,252

Interest rates on borrowings under the 2003 Facility are based, at the Company's option, on the prime rate or LIBOR plus a margin as specified.

The effect of a 0.125% change in the assumed interest rate on borrowings under the amended and restated senior credit facility would result in an approximate $583 change in the pro forma interest expense adjustment on an annual basis.

(b)
An increase in the income tax (benefit) based on the additional interest expense and expensed financing costs resulting from the borrowings as calculated in clause (a) of this Note 4, using an effective tax rate of 36%.

The pro forma condensed combined statement of operations does not reflect the effect of the elimination of estimated duplicative personnel and corporate costs.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION
By:	/s/ DEWAYNE E. LAIRD DeWayne E. Laird Vice President and Chief Financial Officer (principal financial and accounting officer)

Date: November 30, 2004

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Section 8—Other Events
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF SCIENTIFIC GAMES AND OES (In Thousands)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF SCIENTIFIC GAMES AND OES (In Thousands)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS OF SCIENTIFIC GAMES AND OES Twelve Months Ended December 31, 2003 (In Thousands, Except Per Share Amounts)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS OF SCIENTIFIC GAMES AND OES Twelve Months Ended December 31, 2003 (In Thousands)
SIGNATURES